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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (Date of earliest event reported): APRIL 11, 2001



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-12733                                           41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

    (c)   Exhibits

          Press release dated April 11, 2001 - Tower Automotive Provides Update on First Quarter Outlook

Item 9.   Regulation FD Disclosure

     On April 11, 2001, the Registrant issued a press release providing an update on its first quarter outlook. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TOWER AUTOMOTIVE, INC.



Date:  April 11, 2001                       By:/s/ Anthony A. Barone
                                               ---------------------------------
                                               Name:  Anthony A. Barone
                                               Title:  Vice President and Chief
                                               Financial Officer (Principal
                                               Accounting and Financial Officer)